SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 24, 2003

FACTUAL DATA CORP.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-24205	84-1449911

(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Hahns Peak Drive
Loveland, Colorado 80538

(Address of principal executive offices)

(970) 663-5700

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EX-2.1 Agreement and Plan of Reorganization
EX-99.1 Press Release

ITEM 5. OTHER EVENTS

     On June 24, 2003, the registrant announced that it had signed a definitive agreement to be acquired by Kroll, Inc. See the attached agreement and press release filed herewith as exhibits for further details.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization dated June 23, 2003
99.1	Press release dated June 24, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTUAL DATA CORP.

Date: June 24, 2003	By:	/s/ James N. Donnan

James N. Donnan, President

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INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization dated June 23, 2003
99.1	Press release dated June 24, 2003